--------------------------------------------------------------------------------
                           THE PARNASSUS INCOME TRUST
                         Annual Report December 31, 2003
--------------------------------------------------------------------------------


                                                               February 16, 2004



Dear Shareholder:

     Enclosed is the annual report for the Parnassus Income Trust. The Trust has three funds, and the portfolio manager for each fund wrote the individual reports. Todd Ahlsten wrote the reports for the Equity Income Fund and the Fixed-Income Fund, while Stephen Dodson and Ben Liao co-authored the California Tax-Exempt Fund report.

     As you know, the Parnassus Income Trust issues two shareholder reports per year: an annual report and a semiannual report. We have decided to increase the frequency of our shareholder reports, so beginning this year, we will be reporting to you on a quarterly basis. This means you will be receiving reports four times a year. Our next report will be as of March 31, 2004.



                                                            Yours truly,



                                                            Jerome L. Dodson

                                                            President












                                     NOTICE
     Parnassus proxy voting policies and procedures are now on our website (www.parnassus.com) and on the website of the Securities and Exchange Commission (www.sec.gov). You can also request a printed copy by calling (800) 999-3505. On the Parnassus website, you can also find a record of our votes cast at shareholder meetings.

                               Equity Income Fund
     As of December 31, 2003, the net asset value per share (NAV) of the Equity Income Fund was $24.00, so after taking dividends into account, the total return for the year was 15.69%. This compares to a gain of 28.68% for the S&P 500 and a gain of 26.03% for the average equity income fund followed by Lipper. Despite giving up some ground in 2003, our long-term record continues to be outstanding. The Fund's three, five and ten-year returns beat the Lipper averages for every period.

     Below are a table and graph that compare the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one, three, five and ten-year periods.


-------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                Equity Income          Lipper Equity Income         S&P 500
for periods ended December 31, 2003                              Fund                  Fund Average              Index
-------------------------------------------------------------------------------------------------------------------
One Year                                                        15.69%                    26.03%                 28.68%
Three Years                                                      7.01%                     0.33%                (4.02%)
Five Years                                                       9.86%                     2.92%                (0.56%)
Ten Years                                                       10.99%                     9.54%                11.04%
-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index of common stocks and it is not possible to invest directly in an index. An index doesn't take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.

[INSERT GRAPH]

       Value on December 31, 2003

       of $10,000 invested on December 31, 1993
----------------------------------------------------------------------

       Equity Income Fund                                               $28,366

       Lipper Equity Income Fund Average                                $24,877

       S&P 500 Index                                                    $28,508



Marks on the horizontal axis indicate end of year. Past performance is not predictive of future performance. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.




STRATEGY
     The goal of the Parnassus Equity Income Fund is to generate a long-term return that exceeds the S&P 500. We try to do this by investing in good businesses that are undervalued, are run by sound management, and have good growth prospects. At Parnassus Investments, we consider a "good business" to be a company that can generate a 15%+ return on equity and has a defendable market position and solid growth. To identify these stocks, our research team does intensive research, which includes speaking with executives, analysts, industry contacts, as well as performing in depth financial analysis to determine the merits of each company we analyze. The Fund will typically hold about 120 positions and at least 80% of them (by market value) will pay dividends or interest. Our aim is to have the Fund's yield (after expenses) exceed that of the S&P 500.

     The Parnassus Equity Income Fund also takes social factors into account. Our goal is to own ethical companies that are good places to work, have strong community involvement and sell products that have a positive social impact.


ANALYSIS OF 2003
     After four consecutive years of beating the S&P 500, the Equity Income Fund's winning streak came to an end in 2003. While in most years, I would be pleased to report a 15% return, it doesn't look too good this year compared to our benchmarks. We underperformed the S&P 500 by almost 13% in 2003 because we held an average of approximately 40% of our assets in cash and defensive convertible bonds during the year.

     The Fund began the year holding 19% in cash as the economy looked weak and the country faced a looming war in Iraq. By March 12th, the S&P 500 was down 11.8% for the year versus our loss of 5%, so our defensive strategy was working well. I held about 15% of the portfolio in cash as I felt the war would slow the economy's fragile recovery.

     The stock market began its big rally on March 13th, about a week before the war started, as investors suddenly became optimistic the conflict would be short and successful. By June 30th, the S&P 500 had leaped an amazing 21.2% versus 10% for the Fund. With 15% of the Fund in cash and another 15% in convertible bonds, our portfolio faced a stiff headwind. While corporate earnings were improving during the second quarter, most of the gains were due to cost cutting and currency gains -- not sustainable drivers of growth. As a result, many of our stocks became fully valued based on future profit projections. We began selling stocks that had reached our intrinsic value targets, and our cash position approached 40% by late June.

     Throughout the summer and into the fall, stocks continued to move higher as investors became increasingly bullish about the economy. By November, I was amazed when I read Barron's "Up and Down Wall Street" column one Saturday morning and saw management insiders were selling stock at a ferocious rate -- selling 61 times more stock in dollar terms than they were buying. At the same time, the S&P 500 was trading at a bubbly 28 times trailing earnings, so we continued to hold about 50% of the Fund in cash and convertible bonds. A steep market correction seemed imminent. The correction never came, and we finished the year lagging our peers.

     While I regret not being fully invested in 2003, the Fund stayed true to its "value discipline" of owning good companies at undervalued prices. I'm proud that over the past five years (which includes the "bubble year" of 1999, the "three-year" bear market and the boom of 2003) our Fund generated an annual return of 9.86% versus a loss of 0.56% for the S&P 500. The Fund won't outperform the S&P every year, but I'm confident our strategy of buying good companies at undervalued prices based on solid research will pay off over the long term.


STRATEGY FOR 2004
     While valuations remain high, the economy looks strong for 2004. Consumers are spending, interest rates remain low and companies are beginning to buy equipment. While I think there will be a market correction at some point in 2004, the economic outlook is strong, and stock prices could rise for some time.

     Based on this view, we plan to become fully invested over the next month or so. We're buying stocks that meet four main criteria. First, we look for businesses that generate a 15% return on equity. Second, we don't want to overpay so we're avoiding stocks with a PE ratios over 20 times forward earnings. Third, we want growth and good long-term business fundamentals. Finally, companies must be socially responsible. Areas where we're finding value include healthcare, pharmaceuticals, financial services and energy. These industries are poised for growth this year based on a strong economy. In addition, they have limited downside risk if the economic growth slows. We are avoiding technology as the NASDAQ trades at a bubble-like 131 times trailing earnings according to Bloomberg. If the stock market continues to rise, we should generate a nice return for our investors. If stock prices do experience a correction, the Fund may decline, but hopefully our loss would be less than the overall market because we're buying good, undervalued companies.


LOSERS
     Only two stocks had a significant negative impact on the Fund. As I mentioned in the semiannual report in 2003, our investment in TECO Energy which owns Tampa Electric in Florida, reduced the Fund's NAV by 12 cents as the stock fell 33.7% from $15.47 to our average selling price of $10.26. We bought the stock because it offered a 12% dividend yield and a turnaround seemed to be at hand as insiders were buying a lot of stock. Unfortunately, further analysis showed the company had too much debt and would need to cut the dividend. We sold the stock for a loss, and this learning experience taught me to keep an even closer eye on balance sheets.

     Pharmaceutical giant Merck cost the Fund six cents as the stock fell 18.4% for the year from $56.61 to $46.20. During the fourth quarter, the company announced that three major drugs in its pipeline had failed in Phase III trials. While this was a big setback, Merck is still a great company, so we used this price decline as an opportunity to add to our position.


WINNERS
     The Fund had a lot of winners in 2003. Unfortunately with such a large cash position, we didn't have enough homerun hitters in our line up. For the year, we had 10 stocks that added at least 10 cents to the NAV. Invitrogen, a major supplier of research tools and kits for biotechnology research, soared 123% from $31.33 to $70 and added 36 cents to the NAV. Demand has been strong for Invitrogen's drug research products, and a new CEO has boosted the growth rate with good acquisitions and cost control.

     Our investment in Baxter Corporation's convertible preferred stock rose 28.7% from $44.24 to $55.25 and added 20 cents to the NAV. The stock rose as investors anticipated a recovery in Baxter's blood therapy business, improved cash flow and better cost control.

     Synovus Financial, a bank holding company in the Southeast, added 16 cents to the NAV as its stock jumped 48.6% from our average cost of $19.22 to our selling price of $28.12. The stock rose as bank earnings were strong, and the company's investment in credit card processing firm, Total Systems, did well.

     Pfizer boosted the NAV by 15 cents as the stock rose 15.5% from $30.57 to $35.33. Earnings were strong in 2003 and should be boosted further in 2004 due to the company's Pharmacia acquisition. Longer term, Pfizer's pipeline of new products looks strong.

     Patterson Dental increased the NAV by 13 cents as the stock jumped 46.7% from $43.74 to $64.16. Patterson has great management and continues to gain market share in the dental distribution market.

     One of my favorite stocks in the portfolio, insurance broker A.J. Gallagher, also added 13 cents to the NAV as the company reported record earnings during 2003. The company has increased its dividend by a 20% annual rate since 1984, and I expect another big dividend increase later this month.

     Our convertible bond investment in Ciena, a networking equipment company, added 12 cents to the NAV as the bond price rose 16% to 92 from our cost of
83.37. Ciena reduced its negative cash flow during the year which improved its financial outlook. The bond also rose as interest rates declined.

     Cisco Systems increased the NAV by 12 cents as the stock jumped 85.4% to $24.29 from $13.10. While Cisco's sales didn't grow much in 2003, investors anticipated a big spending recovery for networking and enterprise system equipment.

     Mentor Graphics' convertible bond boosted the NAV 12 cents as the bond rose 37.3% from 80.83 to our average selling price of 100.07. The company reported strong orders for its chip design verification software which boosted profits.

     The Fund's Home Depot investment added 10 cents to the NAV as the stock jumped 70% from our average cost of $20.83 to $35.49. CEO Robert Nardelli improved Home Depot's store layout and marketing which pushed same store sales higher.


SOCIAL NOTES
     The January 12th edition of Fortune magazine just hit the newsstands, and I'm pleased to report that six of our current holdings made their list of 100 Best Companies to Work For. In addition, eight "alumni" positions we owned last year also made the list.

--------------------------------------------------------------------------------
                               Current Holdings                "2003 Alumni
                               Holdings"
--------------------------------------------------------------------------------

                               Cisco Systems                   Adobe Software

                           Genentech American Express

                               J.M. Smucker Intel

                               Medtronic                       Eli Lilly

                               Merck                           IBM

                               Xilinx                          Nvidia

                                                               SEI Corporation

                                                               Synovus Financial



     I also wanted to commend one of the companies mentioned above, medical device maker, Medtronic, for being recently selected by Business Week as having one of the ten best boards in corporate America. CEO Art Collins is the only member of management on the Board. In addition, he doesn't serve on any of Medtronic's Board committees or is he affiliated in any way with any of his Director's companies or institutions. In an era where too many corporate boards have acted as puppets to the CEO and failed their employees and shareholders, Medtronic's Board is independent and represents strong corporate governance. The results show as Medtronic has grown revenues 20% annually for the past ten years, generated a 20%+ return on equity and is a great place to work. All of us should be proud to be Medtronic shareholders.

     Thank you for investing in the Parnassus Equity Income Fund.

                                                             Yours truly,



                                                             Todd Ahlsten

                                                             Portofolio Manager

                                Fixed-Income Fund
     As of December 31, 2003, the net asset value per share (NAV) of the Fixed-Income Fund was $16.00, so after taking dividends into account, the total return for the year was 5.30%. This compares to a return of 5.23% for the Lehman Government/Corporate Bond Index and 5.03% for the average A-Rated bond fund followed by Lipper. The average 30-day Day SEC yield for the year was 3.09%. Below you will find a table and graph that compare the performance of the Fixed-Income Fund with that of the Lehman Government/Corporate Bond Index and the Lipper A-Rated Bond Fund Average.

     I'm pleased to report that our one, three, five and ten-year returns beat the Lipper A-Rated Bond Fund Average for every period. In fact, for the three-year period ended December 31, 2003, our annual return of 9.56% beats the Lipper average by over 2.6% annually and places us #3 out of 154 Funds in our category*. We underperformed the Lehman Government/Corporate Bond Index for the five and ten-year periods, but it is important to note that this index takes no expenses into account.

-------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                     Fixed-Income          Lipper A-Rated Bond       Lehman Government/
for periods ended 12/31/03                           Fund                 Fund Average          Corporate Bond Index
-------------------------------------------------------------------------------------------------------------------
One Year                                             5.30%                     5.03%                    5.23%
Three Years                                          9.56%                     6.89%                    8.23%
Five Years                                           5.59%                     5.52%                    6.77%
Ten Years                                            6.24%                     6.19%                    7.04%
-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Government/Corporate Bond Index is an unmanaged index of fixed-income securities, and it is not possible to invest directly in an index. An index doesn't take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.

* For the one, three, five, and ten-year periods ended 12/31/03, the Parnassus Fixed-Income Fund placed #61 of 200 funds, #3 of 154 funds, #60 out of 124 funds, and #27 out of 59 funds, respectively.

[INSERT GRAPH]

        Value on December 31, 2003

        of $10,000 invested on December 31, 1993
        -------------------------------------------------------------------

        Fixed-Income Fund                                            $18,325

        Lipper A-Rated Bond Fund Average                             $18,229

        Lehman Government/Corporate Bond Index                       $19,634

Marks on the horizontal axis indicate end of year. Past performance is not predictive of future performance. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.




ANALYSIS OF 2003
     The Fund had a pretty good year in 2003 with a 5.30% return versus a 5.03% gain for our peers, but we could have done better. We began the year with duration of 4.4 years and 14.6% of the Fund in convertible bonds. This strategy worked well during the first half of 2003 as interest rates fell, which boosted our bond prices. In addition, our convertible bond investments soared based on a rising stock market, which added 3.1% to our return. As a result, the Fund was up 6.73% during the first half versus 4.73% for the Lipper A-Rated Bond Fund Average.

     Unfortunately, the Fund took a hit between mid-June and early September when the ten-year U.S. Treasury Bond yield jumped from 3.23% to 4.73% based on the outlook for better economic growth. Interest rates and bond prices are inversely related, so when interest rates rise, bond prices fall. While our duration on June 30th was relatively short at 5.3 years, we took a 2% NAV hit on four of our longer-duration bonds when rates spiked higher. (Duration is a measure of how much, in percentage terms, a bond price will change for a 1% change in yield. For example, a bond with duration of five years would drop 5% for every 1% increase in interest rates.) With the economic outlook improving and interest rates on the rise, we sold those positions and shortened our duration to approximately three years by the end of July. We made this move to reduce our downside risk, because longer maturity bond prices typically fall more than shorter duration bond prices when interest rates rise.

     Despite amazing growth of 8.2% for the third quarter, the yield for the ten-year U.S. Treasury Bond fell from 4.73% on September 3rd to 4.25% by year-end as inflation remained low. The fact that interest rates fell during that time was remarkable, because typically, high economic growth sparks inflation fears which push rates higher. Since our portfolio had such a short duration, our bond prices rose less than our peers, and we underperformed during the second half of the year.

     While I miscalculated the direction of interest rates during the second half of 2003, I'm pleased with the Fund's long-term returns. Our strategy of using yield curve analysis for our bond investments, in combination with buying attractive convertible securities to boost yield, has provided a good long-term return for our shareholders.


OUTLOOK FOR 2004
     As of this writing, we expect a strong economy in 2004 and higher interest rates. Based on this outlook, our duration is short at 2.87 years, and our 30-day SEC yield is low at 1.67%. Our current yield is low because of low interest rates, and our maturity is relatively short. However, this strategy should cushion the portfolio if rates rise. Over the next month or so, I plan to increase our convertible bond exposure from about 5% of the Fund to 20%. This portfolio strategy is targeted to boost our return as convertible bond prices should increase along with a better economy and higher stock prices.

     Thank you for investing in the Parnassus Fixed-Income Fund.

                                                          Yours truly,



                                                          Todd Ahlsten

                                                          Portofolio Manager

                           California Tax-Exempt Fund
     As of December 31, 2003, the net asset value per share (NAV) of the California Tax-Exempt Fund was $17.14. Taking dividends into account, the total return for 2003 was 3.88%. The average California municipal bond fund followed by Lipper had a return of 4.23%. The result was rather disappointing given that we had outperformed in the first three quarters of the year. Our long-term return numbers are still excellent, though, and the five and ten-year returns are still above the Lipper averages.

     Below you will find a table and a graph that compare our annual returns to various indices over the past one, three, five and ten-year periods. The 30-day SEC yield for December 2003 was 2.41%.

-------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                  California            Lipper California Municipal      Lehman Municipal
for periods ended 12/31/03                  Tax-Exempt Fund               Bond Fund Average                Bond Index
-------------------------------------------------------------------------------------------------------------------
One Year                                         3.88%                          4.23%                         5.31%
Three Years                                      5.18%                          5.23%                         6.66%
Five Years                                       4.97%                          4.61%                         5.82%
Ten Years                                        5.57%                          5.30%                         6.03%
-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities, and it is not possible to invest directly in an index. An index doesn't take expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.



          Value on December 31, 2003

          of $10,000 invested on December 31, 1993
-------------------------------------------------------------------------

          CaliforniaTax-Exempt Fund                              $17,203

          Lipper California Municipal Bond Fund Average          $16,758

          Lehman MunicipalBond Index                             $17,952

Marks on the horizontal axis indicate end of year. Past performance is not predictive of future performance. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.



     While we outperformed our peers through the first nine months of the year, we gave back much of our earlier gains in the last three months. For better and then worse, the Fund's performance was tied to the health of the state of California. Because of its budget problems, California has to pay a higher rate of interest to its bondholders than other states. This is good for the yield on new purchases of bonds, but it's bad for our existing portfolio, because market value drops as interest rates rise. This strategy helped us outperform for three fourths of the year, but hurt us towards the end of the year, when political uncertainty in California became reality. Californians, acting on their political frustrations, voted out Governor Gray Davis in a recall election and elected Arnold Schwarzenegger as governor. Soon after taking office, he pledged to fulfill his campaign promise of repealing the unpopular increase in the vehicle license fees. While the repeal of the vehicle tax might have been popular with voters, the credit agencies felt this was fiscally irresponsible. Moody's downgraded California bonds to Baa1 from A3, just a few steps above junk status. The credit downgrade had a significant impact on the California General Obligation (G.O.) bonds. The three California G.O. bonds we own lost more than 2% of their value in the last three months. Since these three bonds account for about 12% of the portfolio, this loss was the primary reason for our poor quarter. Since we own a higher percentage of California G.O. bonds than the average California municipal bond fund, we underperformed our peers in the last quarter.

OUTLOOK
     We continue to believe that California G.O. bonds are some of the best values in California municipal bonds and will generate superior returns over the long run. Naturally, there are still some concerns about the budgetary process, but nothing that would cause the state to default on its debt. The improved economy will also bring in higher tax revenue for the state and help alleviate the budget deficit.

     We are still anticipating interest rates to rise slowly, and holding shorter maturity bonds will expose us less to interest rate risk, since rising interest rates would lower the value of the bonds held by the Fund. The downside to this strategy is that it lowers the Fund's yield. Some shareholders have expressed concern, but we feel it's necessary to ensure good long-term performance. It's only a matter of time before interest rates rise, and we want to continue providing our shareholders good returns when that time comes.

     Thank you for investing in the Fund.

                                  Yours truly,



                                   Ben Liao                 Stephen J. Dodson

                                   Co-Portfolio Manager     Co-Portfolio Manager

THE PARNASSUS INCOME TRUST


INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of The Parnassus Income Trust:



     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments by industry classification, of The Parnassus Income Trust (the "Trust") (comprising the Equity Income Fund, Fixed-Income Fund and California Tax-Exempt Fund), as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Note 7) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Parnassus Income Trust as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP



San Francisco, California

February 20, 2004


THE PARNASSUS INCOME TRUST


EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2003

-------------------------------------------------------------------------------------------------------------------
                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
                  AIR TRANSPORT
        5,000     Southwest Airlines 2                                              0.0%       $          80,700
                  APPAREL
        5,000     Ann Taylor Stores 1                                                                    195,000
        2,400     Limited Brands                                                                          43,272
        5,000     Liz Clairborne, Inc.                                                                   177,300
        4,000     Russell Corporation                                                                     70,240
        4,000     The Stride Rite Corporation                                                             45,520
                  Total                                                             0.1%        $        531,332
                  AUTO PARTS
      250,000     Genuine Parts Company2                                                               8,300,000
       14,900     Modine Manufacturing Co.                                                               402,002
                  Total                                                             1.4%          $    8,702,002
                  BANKING
      350,000     AmSouth Bancorporation                                                               8,575,000
       70,000     Bank One Corporation                                                                 3,191,300
        3,000     Dime Bancorp - Warrant                                                                     510
       10,000     Golden West Financial                                                                1,031,900
        1,500     Redwood Empire Bancorp                                                                  39,225
       55,000     Wells Fargo & Company                                                                3,238,950
                  Total                                                             2.5%            $ 16,076,885
                  BIOTECHNOLOGY
       10,000     Genentech, Inc.1, 2                                               0.1%         $       935,700
                  BUILDING PRODUCTS
      100,000     ElkCorp                                                           0.4%          $    2,670,000
                  CHEMICAL
        1,000     Air Products & Chemicals                                                                52,830
      100,000     Calgon Carbon Corp.                                                                    621,000
        3,400     H.B. Fuller Company                                                                    101,116
        1,000     Millipore Corporation 1                                                                 43,050
      171,100     Wellman, Inc.2                                                                       1,746,931
                  Total                                                             0.4%          $    2,564,927
                  COMPUTERS
       38,200     RadiSys Corporation1, 2                                           0.1%         $       644,052
                  ENTERTAINMENT
       70,500     Cedar Fair, L.P. 2                                                0.3%          $    2,167,875
                  FINANCIAL SERVICES
       50,000     Automatic Data Processing 2                                                     $    1,980,500
       25,000     First Data Corp.2                                                                    1,027,250
       50,000     Charles Schwab Corp.                                                                   592,000
       30,000     SLM Corporation                                                                      1,130,400
                  Total                                                             0.8%         $     4,730,150
                  HEALTHCARE
       50,000     Apria Healthcare
                  Group, Inc.1, 2                                                                      1,423,500
      125,000     First Health Group Corp.1                                                            2,432,500
       50,000     HCA Inc.                                                                             2,148,000
      150,000     Health Management
                  Associates, Inc.                                                                     3,600,000
       24,120     Medco Health Solutions, Inc.1                                                          819,839
       86,535     MedQuist Inc.1                                                                       1,389,752
       52,200     Province Healthcare Company1                                                           835,200
       30,000     UnitedHealth Group, Inc.2                                                            1,745,400
                  Total                                                             2.3%          $   14,394,191




                  HOME APPLIANCES
        3,000     Maytag Corporation                                                                      83,550
        1,000     Whirlpool Corporation 2                                                                 72,650
                  Total                                                             0.0%        $        156,200
                  HOME PRODUCTS
          700     Church & Dwight Co., Inc.                                         0.0%       $          27,720
                  INDUSTRIAL
      100,000     Baldor Electric Company                                                              2,285,000
       85,000     Ryerson Tull, Inc.                                                                     973,250
       10,000     Teleflex Incorporated                                                                  483,300
       67,234     WD 40 Company                                                                        2,377,394
                  Total                                                             1.0%         $     6,118,944
                  INSURANCE
        1,000     Ambac Financial Group, Inc.                                                  $          69,390
       50,000     American Int'l Group, Inc.                                                           3,314,000
      100,000     Lincoln National Corp.                                                               4,037,000
       35,000     Nationwide Financial
                  Services                                                                             1,157,100
        5,100     SAFECO Corporation                                                                     198,543
      175,000     St. Paul Companies, Inc.2                                                            6,938,750
                  Total                                                             2.5%          $   15,714,783
                  INSURANCE BROKERS
      400,000     Arthur J. Gallagher 2                                             2.1%           $  12,996,000
                  MACHINERY
        1,000     Black & Decker Corp.2                                                                   49,320
        1,000     Deere & Company2                                                                        65,050
        1,000     Illinois Tool Works, Inc.2                                                              83,910
       25,000     Regal-Beloit Corp.                                                                     550,000
       57,000     Snap-on Inc.                                                                         1,837,680
       11,200     The Stanley Works                                                                      424,144
                  Total                                                             0.5%         $     3,010,104
                  MEDICAL EQUIPMENT
      125,000     Baxter International Inc.2                                                           3,815,000
       15,000     Bausch & Lomb Inc.                                                                     778,500
      100,000     Becton Dickinson                                                                     4,114,000
        5,000     Invacare Corporation                                                                   201,850
      165,000     Invitrogen Corp.1, 2                                                                11,550,000
      252,600     Laboratory Corporation of
                  America Holdings1, 2                                                                 9,333,570
       15,000     Lincare Holdings, Inc.1                                                                450,450
      100,000     Medtronic, Inc.                                                                      4,861,000
      100,000     Patterson Dental Co.1                                                                6,416,000
       75,000     Sybron Dental
                  Specialties, Inc.1                                                                   2,107,500
                  Total                                                             6.9%          $   43,627,870
                  OIL
        4,000     Sunoco, Inc.2                                                     0.0%         $       204,600
                  PHARMACEUTICALS
        5,000     Forest Laboratories, Inc.1, 2                                                  $       309,000
      450,000     Johnson & Johnson                                                                   23,247,000
       20,000     MedImmune, Inc.1                                                                       508,000
      300,000     Merck & Company                                                                     13,860,000
      700,000     Pfizer Inc.                                                                         24,731,000
                  Total                                                             9.9%           $  62,655,000
                  PRINTING
      100,000     Banta Corp.                                                                          4,050,000
       98,800     Ennis Business Forms                                                                 1,511,640
       10,000     John Harland                                                                           273,000
       34,900     The Standard Register                                                                  587,367
                  Total                                                             1.0%          $    6,422,007
                  PUBLISHING
        1,000     Gannett Co.2                                                                            89,160
        5,500     Knight-Ridder, Inc.1, 2                                                                425,535
        5,000     LEE Enterprises                                                                        218,250
       25,000     McGraw-Hill Companies, Inc.                                                          1,748,000
                  Total                                                             0.4%          $    2,480,945
                  REAL ESTATE INVESTMENT TRUST
      400,000     Equity Office Properties Trust2                                   1.8%          $   11,460,000
                  RESTAURANTS
       91,945     Bob Evans Farms, Inc.2                                            0.5%          $    2,984,535
                  RETAIL
      175,000     Department 56, Inc.                                                                  2,292,500
          500     Ethan Allen Interiors, Inc.                                                             20,940
       30,000     The Home Depot, Inc.                                                                 1,064,700
       67,700     Longs Drug Stores Corp.                                                              1,674,898
      125,000     Target Corporation                                                                   4,800,000
                  Total                                                             1.6%          $    9,853,038
                  SEMICONDUCTORS
        1,000     Xilinx, Inc.1, 2                                                  0.0%       $          38,740
                  SOFTWARE
       50,000     Mentor Graphics Corp.1                                                        $        727,000
        5,000     PeopleSoft, Inc.1, 2                                                                   114,000
                  Total                                                             0.1%        $        841,000
                  TELECOMMUNICATION EQUIPMENT
        5,000     ADC Telecommunications1, 2                                                              14,850
      150,000     Cisco Systems, Inc.1                                                                 3,643,500
                  Total                                                             0.6%          $    3,658,350
                  TELECOMMUNICATION PROVIDER
      425,000     SBC Communications, Inc.                                                            11,079,750
      125,000     Verizon Communications, Inc.                                                         4,385,000
                  Total                                                             2.5%           $  15,464,750
                  UTILITIES
      460,400     AGL Resources, Inc.                                                                 13,397,640
      100,000     Atmos Energy                                                                         2,430,000
       42,500     Cascade Natural Gas                                                                    896,325
       80,000     Energen Corporation                                                                  3,282,400
       17,600     IDACORP, Inc.2                                                                         526,592
      250,000     Kinder Morgan, Inc.                                                                 14,775,000
      225,000     Keyspan Energy Corporation                                                           8,280,000
       15,000     MDU Resources Group                                                                    357,150
      110,000     National Fuel Gas                                                                    2,688,400
      250,000     NiSource Inc.2                                                                       5,485,000
      160,000     New Jersey Resources2                                                                6,161,600
       57,600     Northwest Natural Gas Co.                                                            1,771,200
      141,000     ONEOK Inc.2                                                                          3,113,280
       72,600     Peoples Energy Corporation                                                           3,052,104
        7,812     Philadelphia Suburban                                                                  172,645
       75,000     UGI Corporation                                                                      2,542,500
       44,300     Vectren Corporation                                                                  1,091,995
                  Total                                                            11.1%           $  70,023,831

                  Total common stocks
                  (cost $ 277,051,425)                                             50.9%           $ 321,236,231


                                                                              Percent of
       Shares     Preferred Stocks                                            Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
      275,000     Baxter International
                  Preferred 7.000%, due 02/16/06 2                                                $   15,193,750
       10,000     Cummins, Inc.
                  Preferred 7.000%, due 06/15/312                                                        627,500
       55,439     First Republic
                  Preferred 8.875%, Series B                                                           1,455,274
       50,000     KeySpan Corp.
                  Preferred 8.750%, due 05/16/05                                                       2,695,000
      325,000     ONEOK, Inc.
                  Preferred 8.500%, due 02/16/06 2                                                    10,000,250
      100,000     St. Paul Co.
                  Preferred 9.000%, due 08/16/05                                                       7,395,000
       35,000     TECO Energy
                  Preferred 9.500%, due 01/15/05 2                                                       581,000
       40,000     Zions Bancorp
                  Preferred 8.000%, due 09/01/32                                                       1,090,800

                  Total investment in preferred stocks
                  (cost $ 33,919,982)                                               6.2%           $  39,038,574

    Principal                                                                 Percent of
     Amount $     Convertible Bonds                                           Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
   2,000,000      Brocade Communications
                  2.000%, due 01/01/07                                                            $    1,802,500
  18,000,000      Ciena Corp.
                  3.750%, due 02/01/08                                                                16,560,000
   2,000,000      ETrade Group
                  6.000%, due 02/01/07                                                                 2,045,000
   4,602,000      Lam Research
                  4.000%, due 06/01/06                                                                 4,717,050
   6,700,000      PMC-Sierra
                  3.750%, due 08/15/06                                                                 6,674,540
   1,000,000      RadiSys Corporation
                  5.500%, due 08/15/07                                                                   956,250
   5,691,000      RF Micro Devices
                  3.750%, due 08/15/05                                                                 5,676,773
         801      TranSwitch Corporation
                  4.500%, due 09/12/05                                                                       712
     103,125      TranSwitch Corporation
                  5.450%, due 09/30/07                                                                   102,094
   3,000,000      TriQuint Semiconductor
                  4.000%, due 03/01/07                                                                 2,880,000
   3,250,000      Vitesse Semiconductor Corporation
                  4.000%, due 03/15/05                                                                3,217,500

                  Total investment in convertible bonds
                  (cost $40,523,147)                                                7.1%          $  44,632,419

                  Total investment in stocks and convertible bonds
                  (cost $351,494,554)                                              64.2%            $404,907,224

    Principal                                                                 Percent of
     Amount $     Short-Term Investments                                      Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  U.S. Government Agency
                  Discount Notes

  17,250,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.040% equivalent,
                  matures 03/01/04                                                                $   17,220,100
  10,000,000      Federal National                                                          Mortgage Association
                  Zero Coupon,
                  1.060 equivalent,
                  matures 01/09/04                                                                     9,997,644
  31,000,000      Federal National Mortgage Association
                  Zero Coupon,
                  1.050% equivalent,
                  matures 01/21/04                                                                    30,981,917
  33,000,000      Federal National Mortgage Association
                  Zero Coupon,
                  1.075% equivalent,
                  matures 02/25/04                                                                    32,945,802
  31,750,000      Federal National Mortgage Association
                  Zero Coupon,
                  1.050% equivalent,
                  matures 03/24/04                                                                    31,673,139
                  (cost $122,818,602)                                              19.5%           $ 122,818,602





                  Registered Investment
                  Companies - Money
                  Market Funds

  20,148,645      Goldman Sachs FSGovernment Fund
                  variable rate 0.910%                                                                20,148,645
  24,772,084      Janus Government Fund
                  variable rate 0.970%                                                                24,772,084
      123,435     Scudder Government Fund
                  variable rate 0.940%                                                                   123,435
                  (cost $45,044,164)                                                7.1%           $  45,044,164

                  Community Development
                  Loans 3

     100,000      Vermont Community Loan Fund                                                  $          98,263
                  3.000%, matures 04/16/04
     100,000      Boston Community Loan Fund                                                              97,025
                  3.000%, matures 06/30/04
                  (cost $200,000)                                                   0.0%        $        195,288

                  Securities Purchased
                  with Cash Collateral from
                  Securities Lending

                  Certificate of Deposit

   5,000,000      First Tennessee Bank, N.A.
                  variable rate 1.090%,
                  matures 01/29/04
                  (cost $5,000,000)                                                 0.8%          $    5,000,000
                  Commercial Paper
   2,500,000      Countrywide Home Loans
                  1.121%, matures 01/30/04                                                             2,497,589
   5,000,000      Concord Minutement Cap Co. A
                  1.122%, matures 01/22/04                                                             4,992,222
   5,000,000      General Electric Capital Corp.
                  1.092%, matures 02/10/04                                                             4,990,614
   4,000,000      Queens Health Systems
                  1.121%, matures 01/14/04                                                             3,994,898
                  (cost $16,475,323)                                                2.6%           $  16,475,323


                  Repurchase Agreements

    7,505,012     Bank of America Securities LLC
                  Triparty RepurchaseAgreement
                  (Repurchase agreement
                  with The Bank of New York
                  dated 12/31/03, effective yield is 1.050%
                  matures 01/02/04,collateralized by
                  Bank of America Mortgage Securities MARM
                  par value $7,505,012, 10/25/33, total market
                  value $7,880,263)                                                              $     7,505,012
  15,000,000      Lehman Bros.
                  Triparty Repurchase Agreement (Repurchase agreement with The
                  Bank of New York dated 12/31/03, effective yield is 1.080%
                  matures 01/02/04, collateralized by Yorktown
                  Capital Commercial Paper
                  par value $ 15,000,000, 12/25/18, total market
                  value $15,750,432)                                                                  15,000,000

                  (cost $22,505,012)                                                3.6%           $  22,505,012

                  Floating Rate Securities

   6,000,000      Bear Stearns Co. Inc.
                  FO MTN
                  variable rate 2.259%,
                  matures 02/03/04                                                                     6,002,955
   2,500,000      CSFB Bank CD 08/06/04
                  variable rate 1.170%,
                  matures 08/06/04                                                                     2,502,065
   3,000,000      Washington Mutual Bank, FA FCD
                  variable rate 1.170%,
                  matures 01/16/04                                                                $    3,000,000
                  (cost $11,505,020)                                                1.8%           $  11,505,020
                  Master Note
   5,000,000      Bear Stearns & Co.
                  Master Note
                  variable rate 1.150%,
                  matures 01/07/04
                  (cost $5,000,000)                                                 0.8%          $    5,000,000

                  Total securities lending
                  (cost $60,485,355)                                                9.6%          $  60,485,355

                  Total short-term securities
                  (cost $228,548,121)                                              36.3%            $228,543,409

                  Total securities                                                100.5%           $633,450,633
                  Payable upon return of securities loaned                        - 9.6%            (60,485,355)
                  Other assets and liabilities - net                                9.1%              57,284,001
                  Total net assets                                                100.0%            $630,249,279


1  These securities are non-income producing.

2 This security or partial position of this security is on loan at December 31, 2003 (Note 1). The total value of securities on loan at December 31, 2003 was $58,675,535.

3 Market value adjustments have been made on these securities to reflect early withdrawal/call penalties.

    Fund holdings will vary over time.

    Fund shares are not FDIC insured.

THE PARNASSUS INCOME TRUST


EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2003


Assets
Investments in securities, at market value
   (identified cost $351,494,554) (Note 1)                          $404,907,224
Temporary investments in short-term securities
   (identified cost $228,548,121)                                   228,543,409
Cash   56,242,521
Receivables:
Dividends and interest                                                1,464,120
Other assets                                                             24,457
       Total assets                                               $ 691,181,731
Liabilities
Payable upon return of securities loaned                              60,485,355
Capital shares redeemed                                                   56,791
Fees payable to Parnassus Investments                                   390,306
       Total liabilities                                          $  60,932,452

Net assets (equivalent to $24.00
   per share based on 26,262,497 shares of capital
   stock outstanding)                                             $ 630,249,279
Net assets consist of
Undistributed net investment income                                     318,960
Unrealized appreciation on securities                                53,407,958
Undistributed net realized gain                                       2,483,904
Capital paid-in                                                     574,038,457
           Total net assets                                       $ 630,249,279
Computation of net asset value and offering price per share
Net asset value and redemption price per share
    ($630,249,279 divided by 26,262,497 shares)                   $       24.00

THE PARNASSUS INCOME TRUST


EQUITY INCOME FUND

STATEMENT OF OPERATIONS

DECEMBER 31, 2003


Investment Income
Dividends  $    6,919,619
Interest                                                             6,177,493
       Total investment income                                   $  13,097,112

Expenses
Investment advisory fees (Note 5)                                    2,959,382
Transfer agent fees (Note 5)                                           267,153
Fund administration (Note 5)                                           149,786
Service provider fees (Note 5)                                         619,189
Reports to shareholders (Note 5)                                        45,867
Registration fees and expenses                                          23,149
Custody fees (Note 5)                                                  53,082
Professional fees (Note 5)                                              60,788
Trustee fees and expenses (Note 5)                                      7,065
Other expenses                                                         162,143
   Total expenses                                               $    4,347,604
   Fees paid indirectly (Note 5)                                       (55,391)
   Net expenses                                                 $    4,292,213
           Net investment income                                $    8,804,899

Realized and Unrealized Gain on Investments
Realized gain from security
transactions:
   Proceeds from sales                                             242,760,562
   Cost of securities sold                                         236,890,131
       Net realized gain                                        $    5,870,431

Change in unrealized appreciation of securities:
   Beginning of period                                                  97,913
   End of period                                                    53,407,958
       Net change in unrealized appreciation of securities      $   53,310,045

Net realized and unrealized gain on securities                  $   59,180,476

Net increase in net assets resulting from operations            $   67,985,375

THE PARNASSUS INCOME TRUST


EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2003 AND 2002



                                                 YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 2003    DECEMBER 31, 2002
--------------------------------------------------------------------------------
From operations
Net investment income                       $    8,804,899       $    3,717,813
Net realized (loss) gain from
   security transactions                         5,870,431           (3,386,526)
Net change in unrealized
   appreciation (depreciation)
   of securities                                53,310,045           (6,048,288)

Increase (decrease) in
   net assets resulting
   from operations                          $   67,985,375       $   (5,717,001)

Dividends to shareholders
From net investment income                     (10,160,220)          (2,512,266)
From realized capital gains                              --          (1,660,312)

Increase in net assets from
   capital share transactions                  298,994,695          197,818,255

     Increase (decrease) in net assets     $ 356,819,850         $  187,928,676

Net assets
Beginning of period                            273,429,429           85,500,753
End of period
   including undistributed
   net investment income
   of $318,960 in 2003 and
   $1,674,281 in 2002                          $630,249,279      $  273,429,429


THE PARNASSUS INCOME TRUST


FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2003

    Principal                                                                 Percent of
     Amount $     Corporate Bonds                                             Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  FINANCIAL SERVICES
     500,000      Bank One Corporation
                  Notes, 6.000%, due 02/17/09                                                   $        547,728
     500,000      Goldman Sachs Group
                  Notes, 6.650%, due 05/15/09                                                            565,574
     500,000      Norwest Financial Inc.
                  Notes, 6.850%, due 07/15/09                                                            572,976
                  Total                                                             4.9%        $      1,686,278
                  INSURANCE
     700,000      International Lease
                  Finance Corporation
                  Notes, 5.625%, due 06/01/07                                       2.2%        $        753,784
                  RETAIL
      400,000     Target Corporation
                  Notes, 7.500%, due 08/15/10                                       1.4%        $        474,333

                  Total investment in corporate bonds
                  (cost $2,586,042)                                                 8.5%        $      2,914,395

                  Convertible Bonds
-------------------------------------------------------------------------------------------------------------------
   1,000,000      Ciena Corp.
                  3.750%, due 02/01/08                                                          $       920,000
         199      TranSwitch Corporation
                  4.500%, due 09/12/05                                                                      177
     651,750      TranSwitch Corporation
                  5.450%, due 09/30/07                                                                  645,233

                  Total investment in convertible bonds
                  (cost $1,398,299)                                                 4.6%        $     1,565,410

    Principal     U.S. Government                                             Percent of
-------------------------------------------------------------------------------------------------------------------
     Amount $     Agency Securities                                           Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
   1,000,000      Federal Home Loan Bank
                  5.000%, due 05/28/15                                                          $        987,964
    2,000,000     Federal Home Loan Mortgage Corporation
                  6.375%, due 08/01/11                                                                 2,140,478
    2,000,000     Federal Home Loan Mortgage Corporation
                  6.250%, due 03/15/12                                                                 2,146,372
    1,000,000     Federal National Mortgage Association
                  5.500%, due 07/18/12                                                                 1,024,225
    3,000,000     Federal National Mortgage Association
                  5.125%, due 04/22/13                                                                 3,013,256

                  Total investment in U.S. Government
                  Agency securities
                  (cost $9,278,666)                                                27.3%        $     9,312,295

                  Total investments in corporate bonds,
                  convertible bondsand U.S. Government securities
                  (cost $13,263,007)                                               40.4%          $   13,792,100





    Principal     U.S. Government                                             Percent of
-------------------------------------------------------------------------------------------------------------------
       Amount     Short-Term Investments                                      Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------

                  U.S. Government Agency
                  Discount Notes

   1,500,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.020% equivalent,
                  matures 02/24/04                                                                    1,497,620
   3,200,000      Federal National Mortgage Association
                  Zero Coupon,
                  1.050% equivalent,
                  matures 01/21/04                                                                     3,198,133
   8,500,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.080% equivalent,
                  matures 02/24/04                                                               $     8,491,330
   1,800,000      Federal National Mortgage Association
                  Zero Coupon,
                  1.020% equivalent,
                  matures 02/25/04                                                                     1,797,195
                  (cost $14,984,278)                                               43.9%          $   14,984,278

                  Registered Investment
                  Companies - Money Market Funds

     670,985      Goldman Sachs FS
                  Government Fund
                  variable rate 0.910%                                                                   670,985
   1,236,874      Janus Government Fund
                  variable rate 0.970%                                                                 1,236,874
       1,255      Scudder Government Fund
                  variable rate 0.940%                                                                     1,255
                  (cost $1,909,114)                                                 5.6%        $      1,909,114

                  Total  investment in short-term  securities
                  (cost $16,893,392)                                               49.5%           $  16,893,392

                  Total securities                                                 90.0%           $  30,685,492
                  Other assets and liabilities - net                               10.0%               3,412,325
                  Total net assets                                                100.0%           $  34,097,817


   Fund holdings will vary over time.

   Fund shares are not FDIC insured.


THE PARNASSUS INCOME TRUST


FIXED-INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2003


Assets
Investments in securities, at market value
   (identified cost $13,263,007) (Note 1)                          $ 13,792,100
Temporary investments in short-term securities
   (at cost which approximates market value)                         16,893,392
Cash    3,197,217
Receivables:
   Interest                                                             234,794
   Capital shares sold                                                      423
       Total assets                                               $  34,117,926


Liabilities
Capital shares redeemed                                                   3,957
Fees payable to Parnassus Investments                                     8,578
Accrued expenses                                                          7,574
       Total liabilities                                          $      20,109

Net assets (equivalent to $16.00
   per share based on 2,131,263 shares of
   capital stock outstanding)                                     $  34,097,817


Net assets consist of
Accumulated net investment income                                            --
Unrealized appreciation on securities                                   529,093
Undistributed net realized gain                                          61,744
Capital paid-in                                                      33,506,980
           Total net assets                                       $  34,097,817

Computation of net asset value and offering price
  per share Net asset value and offering price per share
    ($34,097,817 divided by 2,131,263 shares)                     $       16.00

THE PARNASSUS INCOME TRUST


FIXED-INCOME FUND

STATEMENT OF OPERATIONS

DECEMBER 31, 2003


Investment income
Interest                                                          $   1,161,268
   Total investment income                                        $   1,161,268

Expenses
Investment advisory fees (Note 5)                                       138,162
Transfer agent fees (Note 5)                                             43,811
Fund administration (Note 5)                                             10,398
Reports to shareholders                                                   6,309
Registration fees and expenses                                           16,301
Professional fees                                                         9,216
Custody fees                                                              3,234
Trustee fees and expenses                                                   899
Other expenses                                                           25,377
   Total expenses before fee waiver                              $      253,707
Fees waived by Parnassus Investments (Note 5)                           (83,516)
   Net expenses                                                  $      170,191
       Net investment income                                     $      991,077

Realized and Unrealized Gain on Investments
Realized gain from security transactions:
   Proceeds from sales                                               25,902,558
   Cost of securities sold                                           25,353,189
       Net realized gain                                         $      549,369

Change in unrealized appreciation of securities:
   Beginning of period                                                  818,832
   End of period                                                        529,093
       Net change in unrealized appreciation of securities       $     (289,739)

Net realized and unrealized gain on securities                   $      259,630

Net increase in net assets resulting from operations              $   1,250,707

THE PARNASSUS INCOME TRUST


FIXED-INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2003 AND 2002


                                             year ended              year ended
                                      December 31, 2003        December 31, 2002
--------------------------------------------------------------------------------
From operations
Net investment income               $         991,077           $       836,212
Net realized gain from
   security transactions                       549,369                   58,908
Net change in unrealized
   appreciation of securities                 (289,739)                 977,923

Increase in net assets
   resulting from operations         $      1,250,707           $     1,873,043

Dividends to shareholders
From net investment income                  (1,060,578)                (847,626)
From realized capital gains                   (135,873)                      --

Increase in net assets from
   capital share transactions               14,951,960                5,118,714

Increase in net assets                 $   15,006,216            $    6,144,131

Net assets
Beginning of period                         19,091,601               12,947,470
End of period
   (including accumulated
   net investment income
   of $0 in 2003 and
   $20,047 in 2002)                     $   34,097,817               19,091,601



THE PARNASSUS INCOME TRUST


CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2003

    Principal                                                                 Percent of
-------------------------------------------------------------------------------------------------------------------
     Amount $     Municipal Bonds                                             Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  EDUCATION
      300,000     Folsom School District
                  5.600%, due 08/01/11                                                          $       340,932
      450,000     Los Altos Unified School District
                  5.250%, due 08/01/10                                                                   514,296
      440,000     Los Angeles Unified School District
                  5.500%, due 07/01/13                                                                   514,562
      450,000     Morgan Hill Unified School District
                  4.900%, due 08/01/13                                                                   493,871
      410,000     Sacramento Unified School District
                  5.750%, due 07/01/17                                                                   487,400
                  Total                                                             9.5%        $      2,351,061
                  ENVIRONMENT
      400,000     California Department of Water Resources -
                  Central Valley Projects
                  5.125%, due 12/01/16                                                                   433,040
    1,100,000     California Department of Water Resources -
                  Power Supply Revenues
                  5.500%, due 05/01/09                                                                 1,229,415
      500,000     Central Coast Water
                  5.000%, due 10/01/16                                                                   533,770
      315,000     Los Angeles City Public Works - Parks
                  5.500%, due 10/01/12                                                                   353,165
      200,000     Los Angeles Wastewater System
                  5.000%, due 06/01/11                                                                   220,234
    1,000,000     San Francisco Public Utilities -
                  Clean Water Revenue
                  5.000%, due 10/01/09                                                                 1,131,540
                  Total                                                            15.7%         $     3,901,164
                  GENERAL OBLIGATION
    1,000,000     State of California
                  6.600%, due 02/01/09                                                           $     1,148,590
      700,000     State of California
                  6.100%, due 10/01/09                                                                   796,432
    1,000,000     State of California
                  5.000%, due 03/01/08                                                                 1,076,260
      300,000     Oakland General Obligation
                  5.500%, due 12/15/11                                                                   340,614
                  Total                                                            13.5%         $     3,361,896
                  HEALTH CARE
      400,000     California Health Facilities-Kaiser Permanente
                  5.000%, due 10/01/08                                                                   447,496
      415,000     Loma Linda Hospital
                  4.850%, due 12/01/10                                                                   465,319
                  Total                                                             3.7%        $        912,815
                  HOUSING
    1,000,000     ABAG Financing Authority
                  4.250%, due 11/15/12                                                                 1,014,960
      275,000     Los Angeles Community Redevelopment
                  5.000%, due 07/01/13                                                                   299,354
                  Total                                                             5.3%        $      1,314,314
                  INFRASTRUCTURE IMPROVEMENTS
      500,000     CA Infrastructure & Economic Development
                  5.000%, due 10/01/12                                                                   564,215
    1,000,000     CA Public Works - UCLA Hospital
                  5.375%, due 10/01/13                                                                 1,133,140
      960,000     CA Public Works - Community Colleges
                  5.500%, due 12/01/09                                                                 1,065,226
      910,000     CA Statewide Communities Development -
                  EAH-East Campus Apartments
                  4.500%, due 08/01/10                                                                   960,196
    1,000,000     Indian Wells Redevelopment Agency
                  4.500%, due 09/01/11                                                           $     1,087,750
      600,000     La Quinta Redevelopment Agency
                  7.300%, due 09/01/11                                                                   763,620
      350,000     Metro Water District - Southern California
                  5.250%, due 07/01/15                                                                   379,684
      450,000     Oakland Redevelopment Agency
                  3.400%, due 09/01/09                                                                   458,721
      860,000     Rialto Redevelopment Agy
                  4.000%, due 09/01/07                                                                   898,614
      425,000     Rialto Redevelopment Agy
                  4.500%, due 09/01/13                                                                   433,346
                  Total                                                            31.2%         $     7,744,512
                  PUBLIC TRANSPORTATION
    1,000,000     Contra Costa Transit Authority
                  4.000%, due 03/01/09                                                                 1,075,840
      325,000     Los Angeles Metro Transit Authority
                  5.500%, due 07/01/10                                                                   375,684
      250,000     Los Angeles Metro Transit Authority
                  5.000%, due 07/01/13                                                                   271,615
    1,000,000     San Francisco International Airport
                  5.000%, due 05/01/10                                                                 1,123,470
      390,000     San Francisco Bay Area Rapid Transit
                  5.500%, due 07/01/07                                                                   435,742
      400,000     San Francisco Bay Area Rapid Transit
                  5.250%, due 07/01/13                                                                   441,400
                  Total                                                            15.0%          $    3,723,751

                  Total investments in municipal bonds
                  (cost $22,374,937)                                               93.9%            $ 23,309,513

-------------------------------------------------------------------------------------------------------------------
    Principal                                                                 Percent of
-------------------------------------------------------------------------------------------------------------------
     Amount $     Short-Term Investments                                      Net Assets            Market Value
                  Registered Investment
                  Companies - Money
                  Market Funds

     701,207      Highmark California Tax-Exempt Fund
                  variable rate 0.620%                                                         $        701,207
       1,890      Goldman Sachs California Tax-Exempt Fund
                  variable rate 0.580%                                                                    1,890
         707      California Investment Trust Tax Free Fund
                  variable rate 0.530%                                                                      707
                  (cost $703,804)                                                   2.8%        $       703,804

                  Floating Rate Securities

      700,000     California Department of Water Resources
                  variable rate 1.250%,
                  due 05/01/22                                                      2.8%         $      700,000

                  Total investment in short-term  securities
                  (cost $1,403,804)                                                 5.7%         $    1,403,804

                  Total securities                                                 99.6%         $   24,713,317
                  Other assests and liabilities - net                               0.4%                111,211
                  Total net assets                                                100.0%         $   24,824,528

   Fund holdings will vary over time.

   Fund shares are not FDIC insured.

THE PARNASSUS INCOME TRUST


CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2003

Assets
Investments in securities, at market value
   (identified cost $22,374,937) (Note 1)                         $  23,309,513
Temporary investments in short-term securities
   (at cost, which approximates market)                              1,403,804
Receivables:
   Interest                                                            330,427
Capital shares sold                                                     15,645
Other assets                                                               476
       Total assets                                              $  25,059,865

Liabilities
Capital shares redeemed                                                 199,503
Fees payable to Parnassus Investments                                     8,835
Distributions payable                                                    20,239
Accrued expenses                                                          6,760
       Total liabilities                                        $       235,337
Net assets (equivalent to $17.14
   per share based on 1,448,668 shares
   of capital stock outstanding)                                $    24,824,528

Net assets consist of
Undistributed net investment income                                      9,817
Unrealized appreciation on investments                                 934,576
Undistributed net realized gain                                         21,607
Capital paid-in                                                     23,858,528
           Total net assets                                     $   24,824,528

Computation of net asset value and offering price per share
  Net asset value andoffering price per share
   ($24,824,528 divided by 1,448,668 shares)                    $         17.14

THE PARNASSUS INCOME TRUST


CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS

DECEMBER 31, 2003

Investment income
Interest                                                          $     962,072
   Total investment income                                        $     962,072

Expenses
Investment advisory fees (Note 5)                                       130,109
Transfer agent fees (Note 5)                                             12,514
Fund administrative expense (Note 5)                                     11,970
Reports to shareholders                                                   8,227
Registration fees and expenses                                            1,701
Professional fees                                                        14,025
Custody fees                                                              2,508
Trustee fees and expenses                                                 1,015
Service provider fees (Note 5)                                           27,719
Other expenses                                                            7,337
   Total expenses before fee waiver                              $      217,125
Fees waived by Parnassus Investments (Note 5)                           (56,001)
   Total expenses                                                $      161,124
       Net investment income                                     $      800,948

Realized and Unrealized Gain on Investments
Realized gain from security transactions:
   Proceeds from sales                                                4,317,412
   Cost of securities sold                                            4,045,459
       Net realized gain                                         $      271,953

Change in unrealized appreciation of securities:
   Beginning of period                                                1,018,786
   End of period                                                        934,576
       Net change in unrealized appreciation of securities       $      (84,210)

Net realized and unrealized gain on securities                   $      187,743

Net increase in net assets resulting from operations             $      988,691

THE PARNASSUS INCOME TRUST


CALIFORNIA TAX-EXEMPT FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2003 AND 2002


                                              year ended             year ended
--------------------------------------------------------------------------------
                                       December 31, 2003      December 31, 2002
--------------------------------------------------------------------------------
From operations
Net investment income                   $        800,948      $         773,722
Net realized gain from
   security transactions                        271,953                 325,194
Net change in unrealized
   appreciation of securities                   (84,210)                686,085

Increase in net assets
   resulting from operations            $        988,691       $      1,785,001

Dividends to shareholders
From net investment income                     (807,627)              (761,866)
From realized capital gains                    (250,346)              (370,679)

Increase (decrease) in net
   assets from capital share
   transactions                              (1,269,019)              6,619,410

       Increase (decrease) in
       net assets                      $     (1,338,301)       $      7,271,866

Net assets
Beginning of period                          26,162,829              18,890,963
End of period
   (including undistributed
   net investment income
   of $9,817 in 2003 and
   $20,776 in 2002)                       $   24,824,528         $   26,162,829

THE PARNASSUS INCOME TRUST


NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies
     The Parnassus Income Trust (the "Trust"), formerly The Parnassus Income Fund, organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds, each offering separate shares. The Equity Income Fund, formerly the Balanced Portfolio, changed its primary investment objective from current income and capital preservation to current income and capital appreciation; this change was effective on March 31, 1998. The Trust began operations on August 31, 1992. The following is a summary of significant accounting policies of the Trust.

     Securities Valuation: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the Nasdaq's National Market System official closing price, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. Short-term securities are money market instruments and are valued at amortized cost, which approximates market value. Certain other investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

     Federal Income Taxes: The Trust intends to comply with the requirements of the Internal Revenue Code applicable toregulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders; therefore, no federal income tax provision is required.

     Securities Transactions: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Dividends to Shareholders: Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital gain dividends once a year. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital gain dividends annually.

     Investment Income and Expenses: Dividend income is recognized on the ex-dividend date and interest income is recogniz-ed on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

     Securities Lending: The Equity Income Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, this fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Income from securities lending, in the amount of $77,492, is included in interest income on the Statement of Operations.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Trust's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Tax Matters and Distributions
     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Trust, timing differences and differing characterization of distributions made by the Trust.
     Permanent differences incurred during the year ended December 31, 2003, resulting from differences in book and tax accounting, that have been reclassified at year-end to undistributed net investment income, undistributed net realized gain (loss) and capital paid-in were as follows:

                                                                    Undistributed Net      Undistributed Net     Capital
     Fund                                                           Investment Income     Realized Gain (Loss)   Paid-in
     -------------------------------------------------------------------------------------------------------------------
     The Parnassus Income Trust - Fixed-Income Fund                       $    49,454            $  (49,454)     $    --
     -------------------------------------------------------------------------------------------------------------------
     The Parnassus Income Trust - California Tax-Exempt Fund              $    (4,280)           $        --     $ 4,280
     -------------------------------------------------------------------------------------------------------------------

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

3.   Capital Stock
     Equity Income Fund: As of December 31, 2003, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $574,038,457. Transactions in capital stock (shares) were as follows:

--------------------------------------------------------------------------------------------------------------
                                                         Year Ended December 31, 2003      Year Ended December 31, 2002
                                                               Shares          Amount          Shares           Amount
--------------------------------------------------------------------------------------------------------------
     Shares sold                                           21,806,608    $464,928,454      11,026,793     $ 237,856,300
     Shares issued through dividend reinvestment              416,260       9,370,176         180,091         3,803,779
     Shares repurchased                                   (8,855,314)   (175,303,935)     (2,112,055)      (43,841,824)
-------------------------------------------------------------------------------------------------------------------
     Net increase                                          13,367,554    $298,994,695       9,094,829     $ 197,818,255
-------------------------------------------------------------------------------------------------------------------

     Fixed-Income Fund: As of December 31, 2003, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $33,506,980. Transactions in capital stock (shares) were as follows:

--------------------------------------------------------------------------------------------------------------
                                                         Year Ended December 31, 2003      Year Ended December 31, 2002
                                                               Shares          Amount          Shares           Amount
--------------------------------------------------------------------------------------------------------------
     Shares sold                                            1,416,444   $ 21,276,069          469,465  $     7,147,110
     Shares issued through dividend reinvestment               63,100       1,017,411          46,188           703,766
     Shares repurchased                                     (550,524)     (7,341,520)       (179,931)       (2,732,162)
-------------------------------------------------------------------------------------------------------------------
     Net increase                                             929,020$   $  14,951,960        335,722   $     5,118,714
-------------------------------------------------------------------------------------------------------------------

     California Tax-Exempt Fund: As of December 31, 2003, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $23,858,528. Transactions in capital stock (shares) were as follows:

--------------------------------------------------------------------------------------------------------------
                                                         Year Ended December 31, 2003      Year Ended December 31, 2002
                                                               Shares          Amount          Shares           Amount
--------------------------------------------------------------------------------------------------------------
     Shares sold                                              416,172  $    7,158,418         805,150    $   13,182,672
     Shares issued through dividend reinvestment               54,377         933,074          59,347         1,012,363
     Shares repurchased                                     (543,745)     (9,360,511)       (480,179)       (7,575,625)
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                                 (73,196) $   (1,269,019)         384,318   $     6,619,410
-------------------------------------------------------------------------------------------------------------------


4.   Purchases and Sales of Securities

     Equity Income Fund: Purchases and sales of securities were $363,960,867 and $242,760,562, respectively, for the year ended December 31, 2003. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 2003 were $352,026,410 and $52,880,814, respectively. Of the $52,880,814 of net unrealized appreciation at December 31, 2003, $54,128,116 related to appreciation of securities and $1,247,302 related to depreciation of securities.

     Fixed-Income Fund: Purchases and sales of securities were $23,501,870 and $25,902,558, respectively, for the year ended December 31, 2003. For federal income tax purposes, the aggregate cost of securities and unrealized depreciation at December 31, 2003 were the same as for financial statement purposes. Of the $529,093 of net unrealized appreciation at December 31, 2003, $546,318 related to appreciation of securities and $17,225 related to depreciation of securities.

     California Tax-Exempt Fund: Purchases and sales of securities were $6,657,139 and $4,317,412, respectively, for the year ended December 31, 2003. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 2003 were $22,370,851 and $938,662, respectively. Of the $938,662 of net unrealized appreciation at December 31, 2003, $938,662 related to appreciation of securities and none related to depreciation of securities.

5.   Investment Advisory Agreement and Transactions with Affiliates

     Under terms of an agreement which provides for furnishing investment management and advice to the Trust, Parnassus Investments is entitled to receive fees payable monthly, based on the Trust's average daily net assets for the month, at the following annual rates:

     Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Fixed-Income Fund and California Tax-Exempt Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000.

     Fees paid by the Equity Income Fund to Parnassus Investments under the agreement totaled $2,959,382 for the year ended December 31, 2003. For the year ended December 31, 2003, Parnassus Investments agreed to reduce its investment advi-sory fee to the extent necessary to limit total operating expenses to 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund.

     As a result of this fee waiver, the following were actually charged in 2003. For the Fixed-Income Fund, the investment advisory fee was 0.20%. Parnassus Investments received net advisory fees totaling $54,646 from the Fixed-Income Fund for the year ended December 31, 2003. For the California Tax-Exempt Fund, the investment advisory fee was 0.29%. Parnassus Investments received net advisory fees totaling $74,108 from the California Tax-Exempt Fund for the year ended December 31, 2003.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the three funds, Parnassus Investments received fees paid by the Trust totaling $495,632 for the year ended December 31, 2003. The transfer agent fee was $2.70 per month per account (for an aggregate amount of $323,478 for the year ended December 31, 2003). The fund administration fee was $6,667 per month for the first seven months ending July 31, 2003. Beginning August 1, 2003, the fund administration fee became $25,097 per month. The aggregate amount of the fund administration fee was $172,154 for the year ending December 31, 2003.

     Equity Income Fund: Included in the statement of operations under the caption "Custody fees" are expenses totaling $17,805 for the year ended December 31, 2003. Included in the statement of operations under the caption "Reports to shareholders" are expenses totaling $17,478 for the year ended December 31, 2003. Included in the statement of operations under the caption "Professional fees" are expenses totaling $1,515 for the year ended December 31, 2003. Included in the statement of operations under the caption "Other expenses" are expenses totaling $18,593 for the year ended December 31, 2003. These amounts, in aggregate, are $55,391 and were paid for the Equity Income Fund by a third-party broker-dealer.

     Jerome L. Dodson is the President of the Trust and is the majority stockholder of Parnassus Investments.

6.   Geographic and Industry Concentration Risk Factors
     The California Tax-Exempt Fund primarily invests in debt obligations issued by the State of California and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. There are certain risks arising from the concentration of investments in California municipal securities. The California Tax-Exempt Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.


7.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

----------------------------------------------------------------------------------------------------------
     Equity Income Fund                                       2003        2002        2001         2000        1999
----------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year                 $  21.20      $22.50     $ 21.48       $23.13     $ 20.13
     Income (loss) from investment operations:
     Net investment income                                    0.44        0.49       0.67          0.33        0.24
     Net realized and unrealized gain on securities           2.85      (1.32)       1.43          1.06        4.26
       Total income (loss) from investment operations         3.29      (0.83)       2.10          1.39        4.50
     Distributions:
     Dividends from net investment income                   (0.49)      (0.29)      (0.45)       (0.36)      (0.26)
     Distributions from net realized gains                      .--     (0.18)      (0.63)       (2.68)      (1.24)
       Total distributions                                  (0.49)      (0.47)      (1.08)       (3.04)      (1.50)
     Net asset value at end of year                       $  24.00     $ 21.20      $22.50       $21.48      $23.13
     Total return                                           15.69%     (3.69%)       9.97%        6.36%      22.78%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*       0.95%       0.96%       1.00%        0.97%       1.08%
     Decrease reflected in the above expense ratios due to
       expenses waived by Parnassus Investments                 .--         .--      0.18%        0.18%       0.19%
     Decrease reflected in the above expense ratios due to
       fees paid indirectly                                  0.01%       0.07%         .--          .--         .--
     Ratio of net investment income to average net assets    1.95%       2.29%       3.10%        1.34%       1.09%
     Portfolio turnover rate                                79.21%      42.01%      86.78%       97.42%      39.53%
     Net assets, end of year (000's)                     $ 630,249    $273,429   $  85,501    $  55,421   $  45,999

----------------------------------------------------------------------------------------------------------
     Fixed-Income Fund                                        2003        2002        2001         2000        1999
----------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year                 $  15.88     $ 14.94      $14.19      $ 14.49     $ 15.98
     Income (loss) from investment operations:
     Net investment income                                    0.58        0.82       0.87          0.89        0.81
     Net realized and unrealized gain (loss) on securities    0.26        0.95       0.72        (0.29)      (1.49)
       Total income (loss) from investment operations         0.84        1.77        1.59         0.60      (0.68)
     Distributions:
     Dividends from net investment income                   (0.65)      (0.83)      (0.84)       (0.90)      (0.81)
     Distributions from net realized gains                  (0.07)         .--         .--          .--         .--
       Total distributions                                  (0.72)      (0.83)      (0.84)       (0.90)      (0.81)
     Net asset value at end of year                       $  16.00      $15.88     $14.94       $ 14.19     $ 14.49
     Total return                                            5.30%      12.20%      11.31%        4.32%     (4.32%)
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*       0.62%       0.81%       0.83%        0.78%       0.87%
     Decrease reflected in the above expense ratios due to
       expenses waived by Parnassus Investments              0.30%       0.27%       0.32%        0.35%       0.36%
     Ratio of net investment income to average net assets    3.59%       5.36%       5.84%        6.18%       5.36%
     Portfolio turnover rate                               125.74%      59.00%      21.19%       19.19%      13.47%
     Net assets, end of year (000's)                     $  34,098   $  19,092    $ 12,947     $ 10,309  $   11,006

----------------------------------------------------------------------------------------------------------
     California Tax-Exempt Fund                               2003        2002        2001         2000       1999
----------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year                 $  17.19     $ 16.61     $16.90        $15.82     $ 16.88
     Income (loss) from investment operations:
     Net investment income                                    0.53        0.59       0.70          0.72        0.72
     Net realized and unrealized gain (loss) on securities    0.12        0.83      (0.18)         1.10      (1.05)
       Total income (loss) from investment operations         0.65        1.42        0.52         1.82      (0.33)
     Distributions:
     Dividends from net investment income                   (0.53)      (0.59)      (0.70)       (0.71)      (0.72)
     Distributions from net realized gains                  (0.17)      (0.25)      (0.11)       (0.03)      (0.01)
       Total distributions                                  (0.70)      (0.84)      (0.81)       (0.74)      (0.73)
     Net asset value at end of year                       $  17.14     $ 17.19      $16.61      $ 16.90     $ 15.82
     Total return                                            3.88%       8.66%       3.09%       11.75%     (2.01%)
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*       0.62%       0.73%       0.65%        0.52%       0.70%
     Decrease reflected in the above expense ratios due to
       expenses waived by Parnassus Investments              0.21%       0.22%       0.20%        0.25%       0.25%
     Ratio of net investment income to average net assets    3.08%       3.45%       4.19%        4.27%       4.42%
     Portfolio turnover rate                                16.16%      41.73%      23.14%        8.13%       1.75%
     Net assets, end of year (000's)                     $  24,825   $  26,163    $ 18,891     $ 17,186  $    7,777

For the year ended December 31, 2003, Parnassus Investments has agreed to a 0.87% limit on expenses for the Fixed-Income and 0.75% for the California Tax-Exempt Fund (See Note 5 for details). Certain fees were waived for the years ended December 31, 2003, 2002, 2001, 2000, and 1999 for the Fixed-Income Fund and the California Tax-Exempt Fund. For the Equity Income Fund, certain fees were waived for the years ended December 31, 2001, 2000, and 1999.

THE PARNASSUS INCOME TRUST


TAX INFORMATION (UNAUDITED)

YEAR ENDED DECEMBER 31, 2003


     The following tax information represents disclosures of various tax benefits passed through to shareholders. Of the distributions made from net investment income in the California Tax-Exempt Fund, 100% is tax-exempt for regular federal income tax purposes.

     In accordance with the Code, the following Funds are designating the following amount of long-term capital gain dividends:

                                Fixed-Income Fund             $ 199,048

                                California Tax-Exempt Fund    $ 271,953


THE PARNASSUS INCOME TRUST


INDEPENDENT TRUSTEES+ (UNAUDITED)
                                                                                        Number of
                                                                                        Portfolios
                                                                                        in the Fund
                        Term of Office                                                  Complex
Name, Age and           and Length of                                                   Overseen        Other Directorships
Address*                Service       Principal Occupation(s) During Past 5 Years       by Trustee      Held by Trustee
---------------------------------------------------------------------------------------------------------------------------
Herbert A. Houston      Since 1998    Health care consultant and owner of several           Four        The Parnassus Fund
 Age 60                               small businesses; Chief Executive Officer of
                                      the Haight Ashbury Free Clinics, Inc. from
                                      1987 to 1998; Trustee of the Parnassus Fund
                                      since 1998 and the Parnassus Income Trust
                                      since inception.
---------------------------------------------------------------------------------------------------------------------------
Donald V. Potter        Since 2002    President and owner of Windermere                     Four        The Parnassus Fund
Age 58                                Associates, a consulting firm specializing                        Media Arts Group, Inc.
                                      in business strategy, since 1984; Partner in
                                      McKinsey & Company, an international
                                      consulting firm, from 1979 to 1984.
---------------------------------------------------------------------------------------------------------------------------





INTERESTED TRUSTEESS. (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
Jerome L. Dodson        Since 1985    President and Trustee of the Parnassus Fund           Four        The Parnassus Fund
Age 60                                and the Parnassus Income Trust since
                                      their inceptions; President and Director of
                                      Parnassus Investments since June 1984;
                                      portfolio manager of the Parnassus Fund
                                      since its inception.
---------------------------------------------------------------------------------------------------------------------

+ "Independent" trustees are trustees who are not deemed to be "interested persons" of the Funds as defined in the Investment Company Act of 1940.

* Unless otherwise noted, the address of the Trustees is c/o Parnassus Investments, One Market-Steuart Tower, Suite 1600, San Francisco, CA 94105.

ss. "Interested" trustee as defined in the Investment Company Act of 1940 because of his ownership in the Funds' investment adviser and because he is an officer of the Trusts.

The Statement of Additional Information (SAI) contains further information about the Fund's trustees and is available without charge upon request. To request information, call Parnassus Investments toll free at (800) 999-3505.


                           The Parnassus Income Trust
                      One Market-Steuart Tower, Suite 1600

                             San Francisco, CA 94105

                                  415.778.0200

                                  800.999.3505

                                www.parnassus.com



                               Investment Adviser

                              Parnassus Investments

                            One Market-Steuart Tower

                                   Suite 1600

                             San Francisco, CA 94105



                                  Legal Counsel

                                 Foley & Lardner

                             777 E. Wisconsin Avenue

                               Milwaukee, WI 53202



                              Independent Auditors

                              Deloitte & Touche LLP

                                50 Fremont Street

                             San Francisco, CA 94105



                                    Custodian

                            Union Bank of California

                               475 Sansome Street

                             San Francisco, CA 94111



                                   Distributor

                              Parnassus Investments

                            One Market-Steuart Tower

                                   Suite 1600

                             San Francisco, CA 94105



                This report must be preceded or accompanied by a
                              current prospectus.